UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07386
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
(Exact name of registrant as specified in charter)
ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
NEW YORK, NEW YORK 10006-1404
(Address of principal executive offices) (Zip code)
CLIFFORD E. LAI, PRESIDENT
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
ONE LIBERTY PLAZA, 165 BROADWAY, 36TH FLOOR
NEW YORK, NEW YORK, 10006-1404
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1 (800) Hyperion
Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

Item 1. Reports to Shareholders.

HYPERION
2005
INVESTMENT
GRADE
OPPORTUNITY
TERM TRUST, INC.
Semi-Annual Report
June 30, 2005

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio Composition – (Unaudited)

The chart that follows shows the allocation of the Trust’s holdings by asset category as of June 30, 2005.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

Portfolio of Investments as of June 30, 2005*

* As a percentage of total investments.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
For the Six Months Ended June 30, 2005

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the “Trust”) for the semi-annual period ended June 30, 2005. The Trust’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HTO.”

For the six month period ended June 30, 2005, the Trust’s total return, based upon the NYSE market price of the Trust’s shares plus dividends and assumed reinvestment of dividends and distributions, was 0.86%.

As of June 30, 2005, the core portfolio was being managed with an average duration of 0.13 years, as measured on a net asset basis (duration measures a bond portfolio’s price sensitivity to changes in interest rates) — consistent with the targeted maturity of the Fund in November 2005.

Description of the Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or shortly after November 30, 2005. The Trust pursues these objectives by investing in a portfolio primarily of mortgage-backed securities (“MBS”), issued or guaranteed by either the U.S. Government or one of its agencies or instrumentalities, or rated “investment grade” by a nationally recognized rating Agency (e.g., Standard & Poor’s Corporation or Fitch IBCA, Inc.) at the time of the investment. No assurance can be given that the Trust’s investment objectives will be achieved.

Market Environment for the Semi-Annual Period Ended June 30, 2005

Sometimes the markets respond to economic factors (fundamental valuation). Sometimes the pendulum swings to the other extreme and the markets respond to other market factors such as supply and demand and the relative ability and willingness of market participants to utilize leverage. So far in 2005, technical factors seemed to be dominating, both for credit spreads and the level of interest rates.

The economic numbers reflected an economy that continues to expand at a moderate pace. The consumer remains very healthy with home prices driving wealth thanks to stubbornly low long term interest rates and the advent of interest only and longer amortizing mortgages. Inflation indices have remained low thanks to the outsourcing of goods and services to low cost producers like China and India, a trend we expect to continue for the foreseeable future. Rising oil prices are definitely a problem for the economy and we believe that it will lead to a slowdown in the economy in 12 to 15 months.

We feel that the dominant factor that will drive the continued decline in long term interest rates is the consumer. With the consumer being over 67% of Gross National Product, interest rates should remain consumer-friendly, i.e. keep mortgage rates attractive for home ownership since the home is the largest asset for the consumer. As a result, the goal of monetary policy in a recession will be to drop interest rates low enough to cause a mortgage refinancing wave to put money in the pocket of the consumer to therefore spend back into the economy. As long as the consumer is such a dominant force of Gross Domestic Product, this cycle will continue to drive long term interest rates lower.

The yield curve, as measured by the difference in interest rates between the U.S. Treasury 10-Year and 2-Year, narrowed from 114 basis points to 34 basis points. And we believe that the yield curve will continue to flatten and potentially invert where the yield on shorter maturity assets are higher than that of longer maturity assets. We anticipate that the Fed will raise Fed Funds to 3.25% at the upcoming June 30 meeting and then at least once again during the fall to 3.50%. At that point a yield curve with the 2-Year at 3.70% and a 10-Year at 3.95% would not be inconsistent if the markets begin to believe that the Fed is near the end of the tightening cycle. The yield curve inversion scenario would play out if the Fed raises the Funds target beyond 3.50%.

Portfolio Strategy for the Semi-Annual Period Ended June 30, 2005

Over the past few months, we continue to prepare the Trust for the November 2005 termination date by reducing the overall risk of the portfolio to credit and interest rate risk.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor
For the Six Months Ended June 30, 2005

The investment strategy for the Trust continues to be focused on preparing for the Trust’s scheduled termination at the end of November 2005. The portfolio is comprised of the highest credit quality AAA rated securities. The portfolio investments have very short maturities and excellent liquidity. At present, 100% of the portfolio is allocated to government securities and repurchase agreements backed by government securities. Over the last few months, we took advantage of the flattening of the yield curve to liquidate longer maturity assets and reinvest back into very short term three and six month money market type investments.

Conclusion

We appreciate the opportunity to serve your investment needs, and thank you for your continued support. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,

/s/ CLIFFORD E. LAI

CLIFFORD E. LAI President, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. President & Chief Executive Officer, Hyperion Capital Management, Inc.

/s/ JOHN H. DOLAN

JOHN H. DOLAN Senior Portfolio Manager, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. Managing Director & Chief Investment Officer, Hyperion Capital Management, Inc.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments – (Unaudited)
			Principal
June 30, 2005	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 0.6%

U.S. Government Agency Collateralized Mortgage Obligations – 0.6%
Federal Home Loan Mortgage Corporation

Series 2551, Class TB (Cost – $911,071)	4.50%	09/15/21	$911	$910,627

SHORT TERM INVESTMENTS – 99.2%

U.S. Government Agency Short Term Notes – 70.4%

Federal Home Loan Bank Discount Note(a)	3.54	11/30/05	50,000	49,318,111

Federal Home Loan Mortgage Discount Note(a)	4.56	11/30/05	20,000	19,731,889

Federal National Mortgage Association Discount Note(a)	3.49	11/30/05	50,000	49,309,667

Total U.S. Government Agency Short Term Notes

(Cost – $118,359,667)				118,359,667

Repurchase Agreements – 28.8%

Goldmans Sachs Repurchase Agreement, dated 06/16/05 at 3.47%; to be repurchased at $25,402,424 on 11/30/05 (collateralized by $29,777,000 FHLMC, 5.47%, due 09/15/33; with a value of $28,907,511)			25,000	25,000,000

Morgan Stanley Repurchase Agreement dated 05/31/05 at 3.35%; to be repurchased at $4,068,117 on 11/30/05 (collateralized by $23,265,000 FNMA, 3.96%, due 03/25/17; with a value of $3,990,410)			4,000	4,000,000

Morgan Stanley Repurchase Agreement dated 06/23/05 at 3.48%; to be repurchased at $19,801,600 on 11/30/05 (collateralized by $21,750,000 FNMA, 4.50%, due 09/25/18; with a value of $21,442,306)			19,500	19,500,000

Total Repurchase Agreements

(Cost – $48,500,000)				48,500,000

Total Short Term Investments

(Cost – $166,859,667)				166,859,667

Total Investments — 99.8%

(Cost – $167,770,738)				167,770,294

Other Assets in Excess of Liabilities – 0.2%				411,034

NET ASSETS – 100.0%				$168,181,328

(a)	—	Zero Coupon Note — Interest rate represents current yield to maturity.
FHLMC	—	Federal Home Loan Mortgage Corporation.
FNMA	—	Federal National Mortgage Association.

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities — (Unaudited)
June 30, 2005

Assets:

Investments, at value (cost $167,770,738) (Note 2)	$167,770,294

Cash	766,679

Principal paydowns receivable	62,912

Interest receivable	67,675

Prepaid expenses and other assets	105,028

Total assets	168,772,588

Liabilities:

Accrued liquidation expense	427,079

Investment advisory fee payable (Note 3)	89,769

Administration fee payable (Note 3)	18,065

Accrued expenses and other liabilities	56,347

Total liabilities	591,260

Net Assets (equivalent to $9.90 per share based on 16,993,933 shares issued and outstanding)	$168,181,328

Composition of Net Assets:

Capital stock, at par value ($.001) (Note 6)	$16,994

Additional paid-in capital (Note 6)	167,761,872

Accumulated undistributed net investment income	3,288,507

Accumulated net realized loss	(2,885,601)

Net unrealized depreciation	(444)

Net assets applicable to capital stock outstanding	$168,181,328

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations — (Unaudited)
For the Six Months Ended June 30, 2005

Investment Income (Note 2):

Interest	$2,895,407

Expenses:

Investment advisory fee (Note 3)	539,724

Administration fee (Note 3)	128,116

Insurance	64,235

Custodian	31,194

Reports to shareholders	40,837

Auditing and tax services	47,151

Transfer agency	11,276

Directors’ fees	31,373

Legal	9,841

Registration fees	6,246

Liquidation expense	211,784

Miscellaneous	18,855

Total operating expenses	1,140,632

Net investment income	1,754,775

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):

Net realized gain (loss) on:

Investment transactions	17,840

Swap contracts	(2,186,152)

Net realized loss on investment transactions and swap contracts	(2,168,312)

Net change in unrealized appreciation/depreciation on:

Investments	(386,674)

Swap contracts	2,532,690

Net change in unrealized appreciation/depreciation on investments and swap contracts	2,146,016

Net realized and unrealized loss on investments and swap contracts	(22,296)

Net increase in net assets resulting from operations	$1,732,479

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	June 30, 2005	Ended
	(Unaudited)	December 31, 2004

Increase (Decrease) in Net Assets Resulting from Operations:

Net investment income	$1,754,775	$4,721,005

Net realized gain (loss) on investment transactions and swap contracts	(2,168,312)	446,715

Net change in unrealized appreciation/depreciation on investments and swap contacts	2,146,016	(1,848,212)

Net increase in net assets resulting from operations	1,732,479	3,319,508

Dividends to Shareholders (Note 2):

Net investment income	(407,855)	(2,803,999)

Total increase in net assets	1,324,624	515,509

Net Assets

Beginning of period	166,856,704	166,341,195

End of period (including undistributed net investment income of $4,152,438 and $2,805,518, respectively)	$168,181,328	$166,856,704

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows — (Unaudited)
For the Six Months Ended June 30, 2005

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$1,732,479

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Purchases of long-term portfolio investments	(126,221,250)

Proceeds from disposition of long-term portfolio investments and principal paydowns	324,448,011

Sales of short-term portfolio investments, net	(155,861,038)

Decrease in interest receivable	590,275

Increase in receivable for investments sold and paydowns	(54,963)

Increase in prepaid expenses and other assets	(105,028)

Decrease in payable for investments purchased	(41,929,234)

Decrease in investment advisory fee payable	(2,079)

Decrease in administration fee payable	(5,223)

Decrease in accrued expenses and other liabilities	(247,203)

Net amortization on investments	509,057

Unrealized appreciation on investments and swap contracts	(2,146,016)

Net realized gain on investment transactions	(17,840)

Net cash provided by operating activities	689,948

Cash flows provided by (used for) financing activities:

Dividends paid to shareholders	(407,855)

Net cash used for financing activities	(407,855)

Net increase in cash	282,093

Cash at beginning of period	484,586

Cash at end of period	$766,679

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights

	For the
	Six Months
	Ended		For the Year Ended December 31,
	June 30, 2005
	(Unaudited)		2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$9.82		$9.79	$9.84

Net investment income	0.10		0.28	0.47

Net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts	(0.00	)**	(0.08)	(0.18)

Net increase (decrease) in net asset value resulting from operations	0.10		0.20	0.29

Net effect of shares repurchased	—		—	—

Dividends from net investment income	(0.02)		(0.17)	(0.34)

Net asset value, end of period	$9.90		$9.82	$9.79

Market price, end of period	$9.7900		$9.7300	$9.6000

Total Investment Return+	0.86%	(1)	3.09%	0.55%

Ratios to Average Net Assets/ Supplementary Data:

Net assets, end of period (000’s)	$168,181		$166,857	$166,341

Operating expenses	1.37%	(2)	1.27%	1.13%

Interest expense	—		0.03%	0.32%

Total expenses	1.37%	(2)	1.30%	1.45%

Net investment income	2.11%	(2)	2.83%	4.81%

Portfolio turnover rate	121%	(1)	299%	173%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	For the Year Ended December 31,

	2002	2001	2000

Per Share Operating Performance:

Net asset value, beginning of period	$9.92	$9.69	$9.04

Net investment income	0.62	0.63	0.51

Net realized and unrealized gains (losses) on investments, short sales, futures transactions and swap contracts	(0.17)	0.15	0.55

Net increase (decrease) in net asset value resulting from operations	0.45	0.78	1.06

Net effect of shares repurchased	—	—	0.00	**

Dividends from net investment income	(0.53)	(0.55)	(0.41)

Net asset value, end of period	$9.84	$9.92	$9.69

Market price, end of period	$9.8900	$9.6500	$8.6875

Total Investment Return+	8.20%	17.87%	15.14%

Ratios to Average Net Assets/ Supplementary Data:

Net assets, end of period (000’s)	$167,187	$168,474	$164,570

Operating expenses	1.09%	1.05%	1.08%

Interest expense	0.82%	1.83%	3.08%

Total expenses	1.91%	2.88%	4.16%

Net investment income	6.12%	6.27%	5.62%

Portfolio turnover rate	92%	112%	12%

+	Total investment return is based upon the New York Stock Exchange market price of the Trust’s shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan.

**	Rounds to less than $0.01.

(1)	Not annualized.

(2)	Annualized.

See notes to financial statements.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements — (Unaudited)
June 30, 2005

1.	The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the “Trust”), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the “Advisor”). The Trust expects to distribute substantially all of its net assets on or shortly before December 5, 2005 and thereafter to terminate.

The Trust’s investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly after November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor’s Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody’s Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust’s investment objectives will be achieved.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Trust are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities maybe valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Trust values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (0% of the investments in securities held by the Trust at June 30, 2005) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements – (Unaudited)
June 30, 2005

without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

The Trust invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The Trust will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market daily based upon a quotation from the market maker (which is typically the counterparty to the swap agreement) and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net cash payments of interest rate swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. There were no interest rate swap agreements open as of June 30, 2005.

When-Issued Purchases and Forward Commitments: The Trust may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Trust makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Trust will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements – (Unaudited)
June 30, 2005

sold prior to the settlement date. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.	Investment Advisory Agreements and Affiliated Transactions

Pursuant to a transaction whereby Brascan Financial (U.S.) Corporation purchased all stock ownership of the holding company indirectly owning the Advisor as described in the Proxy Statement to Stockholders dated March 18, 2005 (the “Transaction”) the Trust entered into an Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Advisor on April 28, 2005. The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust’s average weekly net assets. During the six months ended June 30, 2005, the Advisor earned $539,724 in advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust’s average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements – (Unaudited)
June 30, 2005

$250 million. During the six months ended June 30, 2005, the Administrator earned $128,116 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor and/or the Administrator.

4.	Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended June 30, 2005 were $0 and $116,259,229, respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the six months ended June 30, 2005 were $126,221,250 and $208,065,984, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association and the Federal National Mortgage Association.

5.	Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust’s obligation to repurchase the securities, and the Trust’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At June 30, 2005, the Trust had no reverse repurchase agreements outstanding. No reverse repurchase agreements were entered into during the six months ended June 30, 2005.

6.	Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 16,993,933 shares outstanding at June 30, 2005, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the six months ended June 30, 2005, and the year ended December 31, 2004, no shares were repurchased. All shares repurchased have been, or will be, retired. Since the inception of the stock repurchase program 4,723,100 shares have been repurchased pursuant to this program at a cost of $37,671,129 and an average discount of 13.16% from its net asset value.

7.	Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, swap agreements and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period the Trust had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There were no written option or futures contracts activity for the six months ended June 30, 2005.

________________________________________________________________________________
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements – (Unaudited)
June 30, 2005

8.	Federal Income Tax Information

The below information is based upon financial data and book/tax differences as of June 30, 2005. As a result, the amounts provided may change based upon year-end information.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

At June 30, 2005, the tax character of the $407,855 of distributions paid was entirely from ordinary income. During the year ended December 31, 2004, the tax character of the $2,803,999 of distributions paid was also entirely from ordinary income.

At June 30, 2005, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed tax ordinary income	$3,288,507 *

Accumulated capital loss	(2,885,601)

Tax basis unrealized appreciation/(depreciation)	(444)

Total	$402,462

*	Undistributed income will be paid out as a liquidating dividend to shareholders.

Federal Income Tax Basis: The federal income tax basis of the Trust’s investments at June 30, 2005 was $167,770,738. Net unrealized depreciation was $444 (gross unrealized appreciation — $0; gross unrealized depreciation — $444). At June 30, 2005, the Trust had a remaining capital loss carryforward of $2,885,601, of which $1,704,566 expires on December 31, 2010 and $1,181,035 expires on December 31, 2013, available to offset future capital gains, to the extent provided by regulations. However, if the Trust is terminated as expected in 2005, the capital loss carryforward must be utilized by 2005 in order for shareholders to realize a benefit.

Capital Account Reclassification: At June 30, 2005, the Trust’s undistributed net investment income was reduced by $863,929 and accumulated net realized loss decreased by $987,277, with a net offsetting decrease to paid-in capital of $123,348. These adjustments were primarily the result of current year paydown reclassifications, retained tax-exempt income and the reclassifications of payments related to swaps.

9.	Subsequent Events

Dividend: On July 1, 2005, the Trust’s Board of Directors declared the following regular monthly dividend:

Dividend	Record	Payable
Per Share	Date	Date

$0.001	07/19/05	07/28/05
$0.001	08/16/05	08/25/05

10.	Contractual Obligations

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

________________________________________________________________________________

PROXY RESULTS (Unaudited)

During the six months ended June 30, 2005, The Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders’ meeting on April 19, 2005. The description of each proposal and number of shares voted are as follows:

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

1. To elect to the Trust’s Board of Directors Robert Birch:	16,273,038	0	158,668

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

2. To elect to the Trust’s Board of Directors Leo M. Walsh, Jr.:	16,287,508	0	144,198

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

3. Approval of New Investment Advisory Agreement:	16,154,163	179,607	97,936

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

4. To select PricewaterhouseCoopers LLP as the independent auditors:	16,291,593	54,086	86,027

________________________________________________________________________________

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT (Unaudited)

On February 23, 2005, the Board of Directors held a meeting called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the stockholders. At the meeting, senior officers of the Advisor discussed the Transaction and discussed the need to approve the New Investment Advisory Agreement due to the change of control of the Advisor. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Trust’s investment advisory agreement. In determining that the New Investment Advisory Agreement was in the best interests of the stockholders, the Boards of Directors considered all factors deemed to be relevant to the Trust, including, but not limited to:

•	the expectation that the operation of the Advisor and the Trust’s day-to-day management, including the Trust’s portfolio manager, will remain unchanged for the foreseeable future;

•	the Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Trust), resources and investment process will remain unchanged;

•	the Advisor will also have access to the resources and personnel of Brascan;

•	the financial viability of the Advisor will remain unchanged;

•	the terms of the New Investment Advisory Agreement, including the fee, will not change;

•	the nature, extent and quality of the services that the Advisor has been providing to the Trust will remain unchanged;

•	the investment performance of the Trust and of similar funds managed by other advisers over various periods;

•	the advisory fee rate payable to the Advisor by the Trust and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisers;

•	the total expense ratio of the Trust and of similar funds managed by other advisers;

•	compensation payable by the Trust to affiliates of the Advisor for other services; and

•	profitability of the Advisor and its affiliates and the extent to which economies of scale would be realized as the Trust grows.

The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports.

The Board compared the advisory fees and total expense ratio of the Trust with various comparative data that it had been provided with in approving the Trust’s previous Investment Advisory Agreement. The Board considered the Trust’s recent performance results and noted that the Board reviews on a quarterly basis information about the Trust’s performance results, portfolio composition and investment strategies. The Board noted that the Trust’s advisory fee was equal to the median of advisory fees paid by its peer group of funds and that the Trust’s total advisory and administrative fees were lower than the median of the Trust’s peer group. The Board also considered that the Trust’s performance was consistent with its investment objective to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on, or after November 30, 2005. The Board also took into consideration the financial condition and profitability of the Advisor and Brascan and any indirect benefits derived by the Advisor from the Advisor’s relationship with the Trust.

In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; performance of the Trust is reasonable in relation to the performance of funds with similar investment objectives; and the proposed advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the

________________________________________________________________________________

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Advisor. The Board further determined that the change in control of the Advisor did not present any material change in the type and quality of service it would provide to the Trust.

The directors also considered the provisions of Section 15(f) of the 1940 Act, which provides, in relevant part, that affiliated persons may receive compensation if (1) for a period of three years after the Transaction at least 75 percent of the directors of the Trust are independent of the Advisor and (2) an “unfair burden” is not imposed on the Trust as a result of the Transaction. The Advisor has agreed not to seek any increase in the advisory fees for a period of at least two years and has agreed to pay incremental costs associated with the 2005 Annual Meeting of Stockholders due to the Transaction. In addition, it is expected that at least 75 percent of the Trust’s Directors will be Disinterested Directors.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the New Investment Advisory Agreement and recommended that the Trust’s stockholders vote to approve the New Investment Advisory Agreement.

HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the “Trust”).

			Number of
	Position(s) Held with		Portfolios in
	Trust and Term of	Principal Occupation(s) During Past 5 Years	Trust
Name, Address	Office and Length of	and	Complex Overseen
and Age	Time Served	Other Directorships Held by Director	by Director

Disinterested Director Class I Director to serve until Termination of the Trust:

Rodman L. Drake c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 62 [02-02-43]	Chairman Elected December 9, 2003 Director since July 1989, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director and/or Trustee of several investment companies advised by the Advisor (1989-Present); Co-founder, Baringo Capital LLC (2002-Present); Director, Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director, Animal Medical Center (2002-Present); Director, Hotelevision, Inc. (1999-2003); Director and/or Lead Director, Parsons Brinckerhoff, Inc. (1995- Present); Director, Absolute Quality Inc. (2000- 2004); Trustee of Excelsior Funds (32) (1994-Present); President, Continuation Investments Group Inc. (1997-2001).	5

Disinterested Director Class II Director to serve until Termination of the Trust:

Robert F. Birch c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 69 [03-12-36]	Director since December 1998, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); Chairman and President, New America High Income Fund (1992-Present); Director, Brandywine Funds (3) (2001 to Present).	5

Interested Director Class III Director to serve until Termination of the Trust:

Clifford E. Lai* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 52 [05-16-53]	Director since December 2003 Elected until 2005 Member of Executive Committee Elected for Three Year Term	President (1998-Present) and Chief Investment Officer (1993-2002) of Hyperion Capital Management, Inc. (the “Advisor”). Co-Chairman (2003-Present) and Board of Managers (1995-Present) of Hyperion-GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC); President and Director of several investment companies advised by the Advisor (1993-Present).	3

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Capital Management, Inc., the Fund’s Advisor.

________________________________________________________________________________
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Trust

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Trust	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 52 [05-16-53]	President	Elected Annually Since April 1993	Please see previous page.
John Dolan* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 51 [08-19-53]	Vice President	Elected Annually Since March 1998	Chief Investment Strategist (1998-Present) and Chief Investment Officer (2002-Present) of the Advisor.
Daniel S. Kim*+ c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 37 [3-13-68]	Chief Compliance Officer (“CCO”) & Secretary	Elected Annually CCO September 2004 and Secretary January 2005	Director and CCO (September 2004-Present), and Secretary (since January 2005) of the Adviser; Secretary (since January 2005) and CCO (September 2004-Present) of several investment companies advised by the Advisor; Secretary (since January 2005) and CCO (September 2004-Present) Hyperion GMAC Capital Advisors, LLC; Assistant General Counsel (May 2001-August 2004) Oak Hill Capital Management; Assistant General Counsel (May 2001-August 2004) of Oak Hill Advisors, LP; Lawyer (January 2001-April 2001) Arkin, Kaplan & Cohen; Law student preparing for the New York State Bar (January 2000-January 2001).

Thomas F. Doodian* c/o One Liberty Plaza, 36th floor, New York, New York 10006-1404 Age 46 [05-22-59]	Treasurer	Elected Annually Since February 1998	Managing Director, Chief Operating Officer (1998-Present) and Director of Finance and Operations of the Advisor (1995-Present); Treasurer of several investment companies advised by the Advisor (February 1998-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-Present)

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Capital Management, Inc., the Fund’s Advisor.

+	Joseph Tropeano served as the Fund’s secretary until January 2005.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746

________________________________________________________________________________

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to shareholders of the Trust pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust’s Custodian, State Street Bank and Trust Company, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Trust shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Trust otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Trust shares on the payment date or the Trust declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Trust shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Trust’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Trust. The Trust will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Trust. There are no brokerage commissions charged with respect to shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404
For General Information about the Fund:
1-(800)-HYPERION

SUB-ADMINISTRATOR

STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116

TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, New York 10038
For Shareholder Services:
1-800-937-5449

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
300 Madison Avenue
New York, New York 10017

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, Northwest
Washington, District of Columbia 20006

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares of beneficial interest in the open market at prevailing market prices.

Quarterly Portfolio Schedule: The Trust will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1-800-HYPERION or on the Fund’s website at http://www.hyperioncapital.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1-800-497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

________________________________________________________________________________
Officers & Directors

Rodman L. Drake* Chairman Robert F. Birch* Director Clifford E. Lai President and Director John Dolan Vice President Thomas F. Doodian Treasurer Daniel S. Kim CCO and Secretary

* Audit Committee Members

The financial information included herein is taken from records of the Trust without audit by the Trust’s independent auditors, who do not express an opinion thereon.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

Hyperion 2005 Investment Grade

Opportunity Term Trust, Inc.
One Liberty Plaza
165 Broadway, 36th Floor
New York, New York 10006-1404

Item 2. Code of Ethics.
     As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Daniel Kim at 1-800-HYPERION or by writing to Mr. Kim at One Liberty Plaza, 165 Broadway, 36th Floor, New York, NY 10006-1404.
Item 3. Audit Committee Financial Expert.
     The Registrant’s Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee, and his name is Rodman L. Drake. Mr. Drake is independent.
Item 4. Principal Accountant Fees and Services.
     Not applicable.
Item 5. Audit Committee of Listed Registrants.
     The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake and Robert F. Birch.
Item 6. Schedule of Investments.
     Please see Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
     Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
     None.

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Item 10. Submission of Matters to a Vote of Security Holders.
     None.
Item 11. Controls and Procedures.
     (a)      The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.
     (b)      As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) None.
          (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by
Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.
          (3) None.
     (b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
     HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
By: /s/ Clifford E. Lai
       Clifford E. Lai
       Principal Executive Officer
Date: September 6, 2005
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By: /s/ Clifford E. Lai
       Clifford E. Lai
       Principal Executive Officer
Date: September 6, 2005
By: /s/ Thomas F. Doodian
       Thomas F. Doodian
       Treasurer and Principal Financial Officer
Date: September 6, 2005

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